Special Servicer Acknowledgment and Assumption

May 10, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of October 1, 2017 for the JPMDB Commercial Mortgage Securities Trust 2017-C7, Commercial Mortgage Pass-Through Certificates, Series 2017-C7

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement dated as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer (the “PSA”) and (ii) the Co-Lender Agreement dated as of September 28, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacities as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Note A-4 Holder, with respect to the Moffett Place Building 4 Mortgage Loan (the “Moffett Place Building 4 Co-Lender Agreement”), the Co-Lender Agreement dated as of October 31, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacities as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, with respect to the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan (the “U-Haul SAC Portfolios 14, 15, 17 Co-Lender Agreement”), the Co-Lender Agreement dated as of October 3, 2017 between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder and CITI REAL ESTATE FUNDING INC., in its capacities as Initial Note A-4 Holder and Initial Note A-5 Holder, with respect to the Station Place Mortgage Loan (the “Station Place Co-Lender Agreement”), the Co-Lender Agreement dated as of October 31, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the AHIP Northeast Portfolio 1 Mortgage Loan (the “AHIP Northeast Portfolio I Co-Lender Agreement”), the Co-Lender Agreement dated as of October 6, 2017 by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, with respect to the 521-523 East 72nd Street Mortgage Loan (the “521-523 East 72nd Street Co-Lender Agreement”), the Co-Lender Agreement dated and effective as of October 31, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the IRG Portfolio Mortgage Loan (the “IRG Portfolio Co-Lender Agreement”), the Co-Lender Agreement dated as of October 31, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the Walgreens Witkoff Portfolio Mortgage Loan (the “Walgreens Witkoff Portfolio Co-Lender Agreement”), the Co-Lender Agreement dated as of October 31, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the Capital Centers II & III Mortgage Loan (the “Capital Centers II & III Co-Lender Agreement”) and the Co-Lender Agreement dated as of October 31, 2017 between DEUTSCHE BANK AG, NEW YORK BRANCH, it its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the Covance Business Center Mortgage Loan (the “Covance Business Center Co-Lender Agreement” and, together with the Moffett Place Building 4 Co-Lender Agreement, U-Haul SAC Portfolios 14, 15, 17 Co-Lender Agreement, Station Place Co-Lender

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Agreement, AHIP Northeast Portfolio 1 Co-Lender Agreement, 521-523 East 72nd Street Co-Lender Agreement, IRG Portfolio Co-Lender Agreement, Walgreens Witkoff Portfolio Co-Lender Agreement and Capital Centers II & III Co-Lender Agreement, collectively, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 7.01(d) and 7.02 of the PSA, Section 15 of the Moffett Place Building 4 Co-Lender Agreement, U-Haul Sac Portfolios 14, 15, 17 Co-Lender Agreement, IRG Portfolio Co-Lender Agreement, AHIP Northeast Portfolio I Co-Lender Agreement, Walgreens Witkoff Portfolio Co-Lender Agreement, Capital Centers II & III Co-Lender Agreement and Covance Business Center Co-Lender Agreement and Section 7 of the Station Place Co-Lender Agreement and 521-523 East 72nd Street Co-Lender Agreement, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans (with the exception of the Mural Lofts Serviced AB Whole Loan). K-Star hereby acknowledges and agrees that, as of May 10, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans (with the exception of the Mural Lofts Serviced AB Whole Loan), but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 13.05 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 6.01 of the PSA mutatis mutandis with all references to “Agreement” in Section 6.01 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 6.01(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

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For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans and the Mural Lofts Serviced AB Whole Loan are not covered by this Acknowledgment as (1) such Non-Serviced Mortgage Loans are not serviced under the PSA and (2) the Mural Lofts Serviced AB Whole Loan is not included in this transfer, and accordingly special servicing of those Non-Serviced Mortgage Loans and the Mural Lofts Serviced AB Whole Loan is not transferring to K-Star.

K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

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[Signature Page to JPMDB 2017-C7 Acknowledgment and Assumption Agreement]

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Schedule I

Depositor:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue
31st Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: kunal.k.singh@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413

Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

E-mail: kenda.tomes@stinson.com

Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
JPMDB Commercial Mortgage Securities Trust Series 2017-C7

with a copy to: cts.cmbs.bond.admin@wellsfargo.com and
trustadministrationgroup@wellsfargo.com

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Operating Advisor and Asset Representations Reviewer:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York, 14228
Attention: JPMDB 2017-C7 Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with
JPMDB 2017-C7 in the subject line)
with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bassberry.com

BANK 2017-BNK7– Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.

Senior Counsel, Wells Fargo Legal Department

401 S Tryon Street, MAC D1050-272

26th Floor

Charlotte, North Carolina 28202-1911

BANK 2017-BNK7– Other General Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: BANK 2017-BNK7 Asset Manager

Email: commercial.servicing@wellsfargo.com

and a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

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BANK 2017-BNK7– Other NCB Master Servicer and NCB Special Servicer

National Cooperative Bank, N.A.

2011 Crystal Drive, Suite 800

Arlington, Virginia 22202

Attention: Kathleen Luzik, Chief Operating Officer

Facsimile number (703) 647-3473

Email: kluzik@ncb.coop

with a copy to:

National Cooperative Bank, N.A.

2011 Crystal Drive, Suite 800

Arlington, Virginia 22202

Attention: Matthew Wehland, Senior Vice President

Facsimile number (703) 647-3479

Email: mwehland@ncb.coop

BANK 2017-BNK7– Other General Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com

BANK 2017-BNK7– Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: BANK 2017-BNK7 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with BANK 2017-BNK7 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

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BANK 2017-BNK7– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BANK 2017-BNK7

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

BANK 2017-BNK7– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee BANK 2017-BNK7

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

CD 2017-CD6– Other Depositor

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with copies via email to:

cmbs.requests@db.com

CD 2017-CD6– Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

401 South Tryon Street, 8th Floor

MAC D1050-084

Charlotte, North Carolina 28202

Attention: CD 2017-CD6 Asset Manager

Facsimile number: (704) 715-0036

With a copy by email to: commercial.servicing@wellsfargo.com

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CD 2017-CD6– Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Andrew J. Sossen, Esq. and Job Warshaw

Fax Number: (305) 695-5601

with copies to:

asossen@starwood.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

CD 2017-CD6– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: CD 2017-CD6-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

CD 2017-CD6– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

Corporate Trust Services

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services – CD 2017-CD6

with copies to:

ct.cmbs.bond.admin@wellsfargo.com, and

trustadministrationgroup@wellsfargo.com

CD 2017-CD6– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CD 2017-CD6

with a copy to:

E-mail: cmbstrustee@wilmingtontrust.com

BMARK 2018-B1– Other Depositor

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with copies via email to:

cmbs.requests@db.com

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BMARK 2018-B1– Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

401 South Tryon Street, 8th Floor

MAC D1050-084

Charlotte, North Carolina 28202

Attention: Benchmark 2018-B1 Asset Manager

Facsimile number: (704) 715-0036

With a copy by email to: commercial.servicing@wellsfargo.com

BMARK 2018-B1– Other Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax Number: (888) 706-3565

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20001

Fax Number: (202) 637-3593

Attention: Lisa A. Rosen

BMARK 2018-B1– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: Benchmark 2018-B1-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

BMARK 2018-B1– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services — Benchmark 2018-B1

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and

trustadministrationgroup@wellsfargo.com.

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BMARK 2018-B1– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – Benchmark 2018-B1

with a copy to:

E-mail: cmbstrustee@wilmingtontrust.com

CGCMT 2017-C4– Other Depositor

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

Fax number: (212) 723-8599

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2017-C4– Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Fax number: (816) 412-9338

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CGCMT 2017-C4– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2017-C4 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

CGCMT 2017-C4– Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2017-C4

Fax number: (212) 816-5527

CGCMT 2017-C4– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2017-C4

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

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